SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2003

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of or organization)	(Commission File Number)	(I.R.S. Employer incorporation Identifaction No,)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA

THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM

(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Item 4.    Changes in Registrant’s Certifying Accountant

On July 1, 2003, Insignia Solutions plc (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent accountants.  The decision to change independent accountants was approved by the Company’s Audit Committee and Board of Directors.

             The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of PricewaterhouseCoopers LLP on the financial statements for the year ended December 31, 2002 contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

             In connection with its audits for the two most recent fiscal years and through July 1, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

             During the two most recent fiscal years and through July 1, 2003, there have also been no reportable events (as defined in Regulation S-K Item 304(a) (1)(v)).

On July 7, 2003, we engaged Burr, Pilger & Mayer LLP to serve as our new independent auditors for the fiscal year ended December 31, 2003.  The decision to engage Burr, Pilger & Mayer LLP was recommended by the Company’s Management and the Audit Committee of the Board of Directors, and unanimously approved by the Board of Directors.  During the two most recent fiscal years and through July 1, 2003, the Company has not consulted with Burr, Pilger & Mayer LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Burr, Pilger & Mayer LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.                    Financial Statements and Exhibits

(c)                                  Exhibits

16.1                           Letter regarding change in certifying accounts from PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Solutions plc
(Registrant)

Date: July 9, 2003	By:	/s/ Linda C. Potts
Linda C. Potts
Vice President and Chief Financial Officer

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter regarding change in certifying accounts from PricewaterhouseCoopers LLP